Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Note 14 – Subsequent Events

In January 2017, we delivered a notice of redemption on $1.0 billion aggregate principal amount of our 6.625% Senior Notes due 2020.  The notes were redeemed on February 10, 2017 at a redemption price equal to 102.208% of the principal amount of the notes (plus accrued and unpaid interest thereon).

In January 2017, T-Mobile USA borrowed $4.0 billion under a secured term loan facility (“Incremental Term Loan Facility”) with Deutsche Telekom to refinance $1.98 billion of outstanding secured term loans under its Term Loan Credit Agreement dated November 9, 2015, with the remaining net proceeds from the transaction intended to be used to redeem callable high yield debt. The loans under the Incremental Term Loan Facility were drawn in two tranches on January 31, 2017 (i) $2.0 billion of which will bear interest at a rate equal to a per annum rate of LIBOR plus a margin of 2.00% and will mature on November 9, 2022 and (ii) $2.0 billion of which will bear interest at a rate equal to a per annum rate of LIBOR plus a margin of 2.25% and will mature on January 31, 2024. The Incremental Term Loan Facility increases Deutsche Telekom’s incremental term loan commitment provided to T-Mobile USA under that certain First Incremental Facility Amendment dated as of December 29, 2016 from $660 million to $2.0 billion and provides to T-Mobile USA an additional $2.0 billion incremental term loan commitment.

In February 2017, we delivered a notice of redemption on $500 million aggregate principal amount of our 5.250% Senior Notes due 2018.  The notes will be redeemed on March 6, 2017 at a redemption price equal to 101.313% of the principal amount of the notes (plus accrued and unpaid interest thereon).